                                                                   EXHIBIT 10.26

                               PURCHASE AGREEMENT

      Agreement made as of the 10 day of October, 2005 (the "Agreement Date"), between Altus Pharmaceuticals Inc., a Delaware corporation with its principal office at 125 Sidney Street, Cambridge, MA 01239, USA ("ALTUS"), and Sandoz GmbH, a company organized under the laws of Austria with its principal office at Biochemiestrasse 10, Kundl, AUSTRIA ("SANDOZ").

      WHEREAS, ALTUS desires to purchase, and SANDOZ desires to sell, certain quantities of human growth hormone ("HGH"), for the consideration set forth below, subject to the terms and conditions of this Agreement;

      WHEREAS, ALTUS desires to use the HGH in its research and development program for ALTU-238, including preclinical and clinical activities, which may take place both inside and outside the United States; and

      WHEREAS, ALTUS and SANDOZ anticipate [***] between the parties regarding the [***] [***] with respect to HGH.

      NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Sale and Delivery of HGH

            1.1 Orders. Upon SANDOZ's receipt of a purchase order (an "Order") from ALTUS submitted in accordance with the terms set forth on Exhibit B, SANDOZ shall sell, based on EXW (INCOTERM 2000) - Kundl plant to ALTUS such quantities of HGH specified in each such Order. Unless otherwise agreed to by the parties, the aggregate amount of HGH covered by all Order(s) shall not [***] of [***] HGH and [***] [***] [***]HGH, except as stated in Exhibit B. ALTUS shall have right to submit Orders based on conditions as set forth in Exhibit B to this contract.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

            1.2 Supply of HGH. SANDOZ shall fill each Order submitted by ALTUS after ALTUS' submission of the Order in accordance with Exhibit B. [***] SANDOZ shall include with each [***] shipment a Certificate of Analysis confirming that such shipment conforms to the specifications set forth on Exhibit A. The [***] shipments will be chosen from SANDOZ Batch [***] (Exhibit C) or Batch [***] (Exhibit D). The HGH shall be frozen and packaged for shipment in appropriate amounts of dry ice and supplied by SANDOZ ex works Kundl plant for delivery to ALTUS. Shipment shall be arranged by SANDOZ utilizing a commercial carrier approved by ALTUS. All packages shall contain a data logger to monitor package disposition during shipping, and such information shall be accessible by both parties.

            1.3 Purchase Price. The purchase price (the "Purchase Price") for HGH shall be as follows: [***] HGH purchased by ALTUS hereunder shall be [***] per gram and [***]HGH purchased by ALTUS hereunder shall be [***] per gram.

            Upon ALTUS having purchased [***] [***] [***] [***] HGH hereunder according to Exhibit B, SANDOZ shall supply [***] [***] [***] HGH [***] in accordance with Exhibit B. Upon ALTUS having purchased [***] [***] [***] HGH hereunder according to Exhibit B, SANDOZ shall supply [***] [***] in accordance with Exhibit B.

            The Purchase Price for each shipment of HGH delivered under ALTUS' Orders shall be payable at [***] after acceptance of an individual Order by Sandoz 30 days prior to scheduled delivery and at [***] within 30 days of the invoice date, being understood that invoicing will be done upon shipment of the material; provided, however, that if ALTUS reasonably determines that any [***] HGH delivered by SANDOZ does not conform to the specifications set forth in Exhibit A or was not prepared under cGMP, and notifies SANDOZ of such non-conformity within 30 days after receipt and provides supporting documentation, (i) SANDOZ shall immediately replace at SANDOZ' expense the non-conforming [***] HGH with conforming [***] HGH, (ii) the cost of shipping and any other costs associated with the supply of the replacement [***] HGH will be borne by [***] and (iii) ALTUS shall not be obligated to pay for the shipment of non-conforming HGH but shall be obligated to pay for the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

replacement HGH within 30 days from the date of its receipt thereof. If ALTUS reasonably determines that any [***] HGH delivered by SANDOZ does not conform to the specifications set forth in Exhibit C or D, as appropriate, and notifies SANDOZ of such non-conformity within 30 days after receipt and provides supporting documentation, Altus shall be entitled to a refund of any invoices paid.

      2. Covenants by SANDOZ. SANDOZ hereby covenants that:

            2.1 Prior to December 31, 2005, SANDOZ will provide ALTUS with a written authorization (a Letter of Authorization) to reference [***]has previously filed or files with the U.S. Food and Drug Administration ("FDA") with respect to their HGH product. In the event that ALTUS decides to conduct a clinical trial in a non-U.S. jurisdiction, ALTUS shall notify SANDOZ of the information required for regulatory purposes regarding the HGH. It is likely such information will include at least information comparable to and present in a US FDA Drug Master File. SANDOZ shall provide such information to the extent existing in Sandoz and access to such information where filed with regulatory authorities via a Letter of Authorisation to the appropriate regulatory authorities as soon as reasonably practicable after receiving notice of ALTUS' intent to conduct such trial. ALTUS shall reimburse SANDOZ for the reasonable costs incurred in providing such assistance in accordance with Section 4.3.

            2.2 SANDOZ agrees to allow ALTUS to inspect SANDOZ' hGH manufacturing facility [***] per year and limited to [***] days and to cooperate with requests from the FDA and other regulatory authorities relating to the HGH sold to ALTUS hereunder. The parties shall mutually agree in good faith on the appropriate scope and timing of any audit or audits initiated by ALTUS. Only ALTUS employees shall conduct such audit(s) unless SANDOZ consents to the use of a specific consultant or consultant(s) identified by ALTUS, such consent not to be unreasonably withheld or conditioned.

            2.3 SANDOZ shall keep ALTUS informed of any warning letters relating to the manufacture of HGH received from any national regulatory authorities (e.g. US, EU, Australian) and shall keep ALTUS informed of any responses thereto.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      3. Representations and Warranties

            3.1 Ownership of the HGH. SANDOZ warrants that with respect to any HGH supplied to ALTUS hereunder, SANDOZ is the true and lawful owner of such HGH, and has the right to sell and transfer to ALTUS good and clear title to the HGH.

            3.2 Conformance With Specifications and Regulatory Requirements. The [***] HGH supplied hereunder shall (i) conform to the specifications set forth in Exhibit A and any Certificate of Analysis which accompanies such shipment through the product expiration date for such shipment, which expiration date shall not be earlier than [***] HGH manufactured and shipped under this Purchase Agreement, (ii) shall have been manufactured in accordance with Current Good Manufacturing Practices as defined in Title 21 Code of Federal Regulations Parts 210 and 211, and in compliance with all applicable laws, rules and regulations, and (iii) conform to the product characteristics and manufacturing procedures set forth in the DMF. The [***] HGH supplied hereunder shall conform to the Exhibit C or D Certificate of Analyses, as appropriate.

SANDOZ warrants that the HGH delivered hereunder will not be adulterated or misbranded within the meaning set forth in Federal Food, Drug, and Cosmetic Act
(FDCA) or any state or local law or regulation substantially similar to FDCA. SANDOZ further warrants that any [***] HGH supplied hereunder will conform to the specifications set forth in Exhibit A upon release by SANDOZ.

            3.3 No Clinical Hold. SANDOZ represents that as of the date of this Agreement, there is no clinical hold in the United States or the EU based on the suitability of the HGH for human use.

            3.4 No Implied Warranties. EXCEPT FOR THE WARRANTIES IN 3.1 AND 3.2 SANDOZ DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE HGH PROVIDED HEREUNDER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      4. Covenants by ALTUS. ALTUS here by covenants that:

            4.1 The [***] HGH covered by this Agreement will only be used in ALTUS' [***], which activities may take place inside or outside of the United States. The [***] HGH covered by this Agreement will only be used in ALTUS' [***] activities, which activities may take place inside or outside of the United States.

            4.2 The HGH will not be resold.

            4.3 ALTUS agrees to reimburse SANDOZ for the reasonable time spent by SANDOZ personnel in handling FDA requests relating exclusively to ALTUS' use of the HGH sold to ALTUS hereunder and/or in assisting an inspection conducted by ALTUS pursuant to Section 2.2, such assistance to be reimbursed at a rate of [***] per man-hour; provided, however, upon request, SANDOZ shall provide ALTUS with a good faith estimate of the number of man-hours required to accommodate ALTUS' requests in advance of any such inspection. VAT shall be added if required by law.

      5. Indemnification; Limitation of Liability.

            5.1 ALTUS shall indemnify SANDOZ and hold SANDOZ harmless from and against any and all liability for death, illness or injury to any third party or for loss or damage to any third party's property and against all claims, demands, proceedings and causes of action resulting directly or indirectly therefrom and arising out of any act or default on the part of ALTUS, its employees, agents or sub-contractors in the performance of or in compliance with any of their obligations under this Agreement, including without limitation any and all loss in relation to defective HGH including any liability arising under any relevant product liability legislation which may apply from time to time due to defective HGH, except to the extent any such loss or damage is caused by a breach of SANDOZ's representations or warranties to ALTUS hereunder.

            5.2 SANDOZ shall indemnify ALTUS and hold ALTUS harmless from and against any and all loss or liability for claims, demands, proceedings and causes of

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

action arising from, relating to or caused by a breach of SANDOZ's representations or warranties to ALTUS in 3.1 and 3.2 hereunder.

            5.3 In no event shall either party in any circumstances be liable to the other for any consequential or indirect loss or damage or loss of profit of whatsoever nature, including damage to goodwill, loss of market share, existing or prospective.

      6. Confidentiality. Each party shall during the term of this Agreement and for 5 years thereafter keep strictly confidential information disclosed by the other party under this Agreement, not disclose the information to any third party without the prior written consent of the other party and exclusively use such information for no other purpose than its performance under this Agreement; however, the above provisions shall not apply to any information which falls into any of the following exceptions:

      (a) information already in the public domain at the time of disclosure;

      (b) information which has become part of the public domain due to reasons other than the fault of receiving party;

      (c) information already in the possession of receiving party at the time of disclosure, which fact the receiving party shall prove by documentary evidence;

      (d) information disclosed to the receiving party by a third party authorized to do so; or

      (e) information whose disclosure to the appropriate governmental authorities is necessary in connection with the performance of the parties' obligations and rights under this Agreement, including, without limitation, disclosure in connection with the clinical development and regulatory approval of products developed by ALTUS.

      7. Term; Termination. This Agreement shall take effect as of the date first above written and shall remain in effect until December 31, 2006, or such later date as shall be mutually agreed upon by the parties. Either party may terminate this Agreement upon written notice in the event the other party shall have breached this Agreement and failed to cure such breach within 30 days of receipt of written notice

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

thereof. Notwithstanding any termination or expiration of this Agreement, neither party shall be relieved of any obligations incurred prior to such termination or expiration and the obligations of the parties with respect to confidentiality, indemnification and any other provision which by its nature is intended to survive any such termination or expiration, shall survive and continue to be enforceable.

      8. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telex, federal express, registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

To SANDOZ:

                Sandoz GmbH
                Biochemiestrasse 10
                A- 6250 Kundl
                AUSTRIA
                Telecopier No.:
                Attn:  Head Biotech Cooperations

To ALTUS:

                Altus Pharmaceuticals Inc.
                125 Sidney Street
                Cambridge, MA 01239
                USA
                Telecopier No.:  001-617-299-2999
                Attn: President

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally; or (b) three business days after being sent, if sent by registered or certified mail.

      9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      10. Entire Agreement. This Agreement, and all Exhibits hereto, represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      11. Expenses. Except as otherwise expressly provided herein, ALTUS and SANDOZ shall each pay their own expenses in connection with this Agreement and the transactions contemplated hereby.

      12. Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, USA. Any dispute hereunder shall be resolved through binding arbitration under the rules of the International Chamber of Commerce in Paris. Any such arbitration shall be held in Zurich/Switzerland in the English language. The arbitrator(s) shall also allocate the cost of such proceedings including reasonable attorneys' fees.

      13. Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

      14. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

ALTUS PHARMACEUTICALS INC.                   SANDOZ GMBH

By:_________________________                 By:________________________

Name:_______________________                 Name:______________________

Title:______________________                 Title:_____________________

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    Exhibit A

               HUMAN GROWTH HORMONE DRUG SUBSTANCE SPECIFICATIONS

The specifications for the HGH to be supplied by SANDOZ under this Agreement are as follows:

       TEST                                                            ANALYTICAL PROCEDURE                     ACCEPTANCE CRITERIA
       ----                                                            --------------------                     -------------------
1.     DESCRIPTION

1.1.   Appearance                                                      Visual inspection                        [***]

1.2.   pH                                                              Potentiometry                            [***]

1.3.   Clarity                                                         Ph. Eur.                                 [***]

2.     IDENTITY OF EP2000

2.1.   Primary structure                                               Peptide map by RP-HPLC                   [***]

2.2.   Hydrophobicity                                                  Reversed phase chromatography            [***]

2.3.   Isoelectric point                                               Isoelectric focusing                     [***]

2.4.   Molecular size                                                  Size exclusion chromatography            [***]

2.5.   Molecular size                                                  SDS-PAGE                                 [***]

3.     PURITY

3.1.   Product related substances and impurities by RP-HPLC            Reversed phase chromatography (RP-HPLC)  [***]

3.1.1  Product related substances (deamidated, succinimide, oxidized)  Reversed phase chromatography (RP-HPLC)  [***]

3.1.2  Product related impurities (clipped and other variants)         Reversed phase chromatography (RP-HPLC)  [***]

3.1.3. Product related substances and impurity by CZE                  Capillary zone electrophoresis           [***]

3.2.   High molecular weight proteins                                  Size exclusion chromatography            [***]

3.3.   Charge isoforms                                                 Isoelectric focusing                     [***]

3.4.   High and low molecular weight                                   SDS-PAGE                                 [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

       proteins

3.5.   Residual acetonitrile                                           Headspace GC                             [***]

3.6.   E. coli host cell proteins                                      Immuno ligand assay (ILA)                [***]

3.7.   Residual DNA                                                    Threshold method                         [***]

3.8.   Bioburden                                                       Microbial limit test filtration method
                                                                       Specify microorganism if found           [***]

3.9.   Bacterial endotoxins                                            LAL, kinetic chromogenic                 [***]

3.10.  Residual urea                                                   Enzymatic determination with urease      [***]

4.     CONTENT

4.1.   Assay                                                           Size exclusion chromatography            [***]

4.3.   Phosphate                                                       Photometry                               [***]

--------
* To be provided to ALTUS prior to or upon shipment

Storage and transport conditions: < or = -20 degrees C

The HGH shall have been manufactured in accordance with current good manufacturing practices ("cGMP") for pharmaceuticals as described in applicable regulations promulgated by the U.S. Food and Drug Administrative, including those set forth in 21 CFR Parts 210 and 211.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    Exhibit B

                       Order Schedule and Shipping Details

1. No order will be considered placed and no HGH will be shipped without ALTUS submitting an Order for the HGH.

2. SANDOZ shall have no obligation to fill Orders for [***] HGH scheduled for delivery in [***] unless ALTUS has placed such Order(s) prior to [***]. It is currently anticipated that Orders for cGMP HGH will be placed to meet the following delivery schedule:

      -     [***] [***]

3. Additional [***] HGH may be purchased by ALTUS [***] with the submission of an Order. SANDOZ will fill these orders as Sandoz may have commercial quantities of HGH available for sale to third parties up to a maximum of [***] g.

4. Orders for [***] HGH will be placed by ALTUS by [***] the latest to meet the following delivery schedule:

      -     [***]

      Unless otherwise specified in an Order, all HGH shall be shipped to:

Altus Pharmaceuticals Inc.
Attn: Sujit Basu, PhD.
625 Putnam Ave.
Cambridge, MA  02139
USA

2. SANDOZ shall ship such HGH corresponding to above mentioned delivery schedule after ALTUS' submission of the corresponding Order. The purchase order will contain instructions as to where the [***] HGH is to be shipped and how the shipment is to be labeled.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    Exhibit C

                                      [***]

                                      [***]

[SANDOZ LOGO]

                              CERTIFICATE OF ANALYSIS       Order No.

                                                            Material No. 454994

                                                            KNGL

Product
[***]
Batch                         Manufacture date              Expiry date
[***]                         [***]                         [***]

               Tests                   Specifications           Results
               -----                   --------------           -------
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]
                              [***]                         [***]
[***]                         [***]                         [***]
                              [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]

The manufacturing records have been reviewed, the batch was manufactured [***]

We certify that the above mentioned product conforms with the
specifications:                                                        PAGE 1/1

[***]

                                  SANDOZ GmbH
DATE OF RELEASE [***]         A-6250 KUNDL/AUSTRIA               Rejected

                                                            Dr. Brigitte Latal

KUNDL,                                                 SANDOZ QUALITY ASSURANCE

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.

                                    Exhibit D

                                      [***]

                                      [***]

[SANDOZ LOGO]

                              CERTIFICATE OF ANALYSIS       Order No.

                                                            Material No. 454994

                                                            KNGL

Product
[***]
Batch                         Manufacture date              Expiry date
[***]                         [***]                         [***]

              Tests                   Specifications             Results
              -----                   --------------             -------
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]
                              [***]                         [***]
[***]                         [***]                         [***]
                              [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
[***]                         [***]                         [***]
                              [***]

The manufacturing records have been reviewed, the batch was manufactured [***]

We certify that the above mentioned product conforms with the
specifications:                                                        PAGE 1/1

[***]
                                  SANDOZ GmbH
DATE OF RELEASE [***]         A-6250 KUNDL/AUSTRIA            Rejected

                                                          Dr. Brigitte Latal

KUNDL,                                                 SANDOZ QUALITY ASSURANCE

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT.